

SPARTAN

COMMAND
YOUR ROAD.

INVESTOR PRESENTATION

March 2018

FORWARD LOOKING STATEMENTS

This presentation contains some forward-looking statements that are not historical facts, including statements concerning our business, financial strength, future plans, objectives, and the performance of our products. These statements can be identified by words such as "believe", "expect", "forecast", ""potential", "project", "future", "may", "will", and "should", and similar expressions or words. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences may include operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions and the pace and extent of the economic recovery; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationship with major customers or suppliers; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. The risk factors disclosed in Part I – Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission and available at www.sec.gov or our website, include all known risks our management believes could materially affect the results described by forward-looking statements contained in this presentation. However, those risks may not be the only risks we face. Our business, operations, and financial performance could also be affected by additional factors that are not presently known to us or that we currently consider to be immaterial to our operations. In addition, new risks may emerge from time to time that may cause actual results to differ materially from those contained in any forward- looking statements. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. All dividends are considered and declared by our Board of Directors, in its discretion. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

SPARTAN AT A GLANCE

SEGMENT OVERVIEW ($M)


$159
$251
$303
FVS
ER
SCV

$707M

IN 2017 SALES

$31M

2017 ADJ. EBITDA

26 OPERATIONS

WITH FACILITIES IN 7 STATES & 3 COUNTRIES

Global leader in the design, engineering, manufacture, and service of purpose built specialty vehicles and chassis.



COMPANY TIMELINE

1975
2018

1975 | 1980 | 1985 | 1990 | 1995 | 2000 | 2005 | 2010 | 2015 | 2020

1975
Four young engineers joined to form Spartan Motors, Inc. and produced the first custom fire truck cab and chassis in a few short months



1978
Spartan constructs "Plant 1", a 10,200 sq. ft. manufacturing facility, the first of many buildings to come to the Charlotte, MI campus

1983
Spartan launches The Gladiator Super Command chassis

1984
Spartan Motors goes public on NASDAQ under the symbol "SPAR"



1985
Spartan enters the Class A diesel RV chassis market



1990
Spartan innovates creating 10 fire truck chassis configurations with raised roofs for better visibility, more headroom, and improved safety

1994
Spartan supports the industry by launching the Fire Truck Training Conference, promoting education and category advancement for Emergency Vehicle Technicians

FTTC

1997
Spartan Motors purchases Luverne Fire Apparatus and Quality Manufacturing which merged to form Crimson Fire

CRIMSON FIRE

1999
Spartan re-crafts the fire truck cab designing a flat floor and shorter engine tunnel for improved safety

2005
Spartan provides integration, final assembly, inspection, and logistics support for military vehicles (MRAP & ILAV) built for the Iraq War



2006
Spartan Chassis constructs a new facility in Charlotte, MI to meet increasing demand for firetruck chassis



2009
Spartan Motors, Inc. acquires Utilimaster, Inc.

UTILIMASTER

2010
Spartan creates the Reach – the next generation commercial walk-in van


FedEx

2011
Spartan Motors, Inc. acquires Classic Fire

2011
Spartan begins production for Isuzu's N-Series gasoline engine, low-cab-forward trucks providing assembly, final inspection, and quality control



2013
Production begins at the state-of-the-art new facility in Bristol, IN



2015
Daryl Adams is appointed President & CEO



2016
Spartan constructs a new flexible manufacturing facility in Charlotte, MI to meet the increasing need for contract manufacturing and assembly



2017
Spartan acquires Smeal Fire Apparatus and its Ladder Tower and UST brands

SMEAL

UST

LADDER TOWER

LEADERSHIP TEAM

"…I have never before been involved with a company that has so rapidly transformed itself under new leadership to create such a bright future for itself." Hugh Sloan, Retired Chairman of the Board

QUICK STATS & DRIVERS

- 161 years of combined executive leadership
- Lean manufacturing ethos
- Culture of accountability and proactivity
- Mantra of "no surprises"

SHARED SKILL SETS

- Big-company DNA
- Blended automotive and non-automotive experience
- Successful M&A activity
- Progressive experience


Daryl Adams
President & CEO


Rick Sohm
CFO


Tom Schultz
CAO


Tom Ninneman
President, Fleet Vehicles and Services


John Slawson
President, Emergency Response


Steve Guillaume
President, Specialty Vehicles

FINANCIAL HIGHLIGHTS AND OUTLOOK

2017 Highlights

- Revenue up 20% to $707.1M
- Adjusted EBITDA up 37% to $31.3M
- Adjusted EPS up 34% to $0.43 from $0.32
- Backlog up 115% to $535.1M from 4Q16
- ER segment was profitable – achieving $3.2M of adjusted EBITDA

2018 Guidance

($M except per share)	Low	Mid-point	High	MP % Increase Over 2017
Revenue	$790.0	$802.5	$815.0	13%
Net income	$18.8	$19.9	$21.0	25%
Adjusted EBITDA	$39.0	$40.5	$42.0	29%
EPS	$0.54	$0.57	$0.60	24%
Adjusted EPS	$0.56	$0.59	$0.62	37%

Completed turnaround in 2017 – now focused on growth strategy

See GAAP reconciliation in Appendix

MANUFACTURING IMPROVEMENTS – GAINING TRACTION

In 2017, we…

- Created network for standards and support
- Defined organization structure to support accountability
- Conducted extensive KPI deployment
- Established organizational priorities
  - SPS acceleration
  - Cost improvement
  - Focal point KPI's by facility
  - People development

SPS – Key KPI Initiatives

KPI	2017 vs. 2016	
First Pass Yield	10 pt	Improvement
On Time Delivery	4 pt	Improvement
Direct Labor Efficiency	3 pt	Improvement
Cost of Poor Quality	$4.2M	Improvement

Product Recalls



Recalls
15
21
16
11
2014
2015
2016
2017

Inventory Reduction



Inventory Balance *(millions)
$105.7
$108.9
$121.9
$77.7
$71.2
$60.6
$58.9
$51.6
$34.5
$48.3
$63.0
$26.1
Spartan
Smeal
2014
2015
2016
2017
*Proforma to include Smeal Balance

POSITIONED FOR SUSTAINABLE GROWTH

SPARTAN MOTORS ($M)


CAGR 12.8%
CAGR 41.5%
$506.8
$550.4
$590.8
$707.1
$790-$815
$42.0
$39.0
$31.3
$22.9
$12.2
$10.1
Sales
ADJ EBITDA
2014
2015
2016
2017
2018(*)
*Based on 2018 guidance

- **$5.2 billion total addressable market across business segments**
  - Margin expansion expected across all business segments
- **Engaged management team – unique industry experience to drive sustainable growth**
- **Cash and liquidity position allow for additional strategic M&A opportunities**
- **Targeting $1B in sales and ~10% Adjusted EBITDA margin**

SPAR – FREE CASH FLOW


FREE CASH FLOW ($M)
CAGR 36.3%
$2.9
$8.0
$9.9
$16.7
~$10M Cash Taxes
$8-$12
Free Cash Flow
2014
2015
2016
2017
2018 Fcst*
*Based on 2018 guidance

- **Generating significant cash**
- **Low capital intensive business**
  - 2018 CAPEX – $10M-$15M
  - 2017 CAPEX – $5.3M
  - 2016 CAPEX – $13.4M
    - includes $6.4M for new plant
  - 2015 CAPEX – $4.9M
  - 2014 CAPEX – $3.5M
- **Spartan will pay taxes in 2018**
  - Expect to pay $10M in cash taxes in 2018
  - Paid "zero" net taxes in 2017
  - Effective 2018 tax rate is ~28%
- **Paid $5M on revolver Dec. 2017**
  - Total of $15M paid in 2017
  - Current long-term debt $17.9M
- **Unleveraged balance sheet**
  - 0.11 Debt/Equity ratio
    (Dec 31st, 2017)

BUSINESS UPDATE & HIGHLIGHTS

- **FVS**
  - USPS truck body contract
    - $214M two-year contract for >2,000 vehicles
    - Production to begin 2Q18
  - Expanding truck body manufacturing footprint in Ephrata, PA
    - NY & PA represent 15% of the truck body market
  - Expanding our refrigeration capabilities
  - Investing in alternative propulsion technologies
- **ER**
  - Smeal integration complete - One ER going forward
    - Refreshed dealer network with superior aerial and pumper
- **SCV**
  - Continues to gain Class A Motorhome share
    - Motorhome backlog up 77% to $33.2M from year ago
  - Launched new 37ft chassis with Jayco – new demographic











ALL-ELECTRIC, ZERO-EMISSIONS CAPABILITIES – GVWR CLASSES 4-6

Spartan + Motiv Power Systems

- Exclusive three (3) year Supply Agreement for Motiv's all-electric EPIC™ Chassis
- **Up to 85% reduction in operating costs and 66% reduction in maintenance costs**
- **Durable, proven technology**
  - **100-150 mile range on a full charge**
  - **Up to 30% gradeability**
  - **60 mph top speed**
  - **Acceleration and hill climbing is comparable to existing diesel powered vehicles**
  - **Quick charging**
    - 2.5 hours to 50% charge
    - 4 hours to 75% charge
    - 8 hours to 100% charge




EPIC
MOTIV ELECTRIC

FLEET VEHICLES AND SERVICES (FVS)

FLEET VEHICLES & SERVICES (FVS)

A leader in the fleet vehicle market, including truck bodies, walk-in-vans, highly customized global fleets, and vocation-specific upfits

Customers We Serve	Walk-in Vans	Truck Bodies	Cargo Van Upfits
			

Coca-Cola
FedEx

FVS AND SCV LAST MILE DELIVERY



FVS and SCV Vehicle Mix
Last mile delivery driving interest towards smaller, more efficient Class 1 – 6 vehicles
GVWR
26,000
19,500
16,000
14,000
10,000
6,000
Assembly – Isuzu F-Series
Truck Body
Walk-in / Step Van
Assembly – Isuzu N-Gas / GM
Reach – Isuzu Diesel
Cut-away Van – Ford Transit
Upfit Services – Dodge Promaster / Ford Transit
Class 1
Class 2
Class 3
Class 4
Class 5
Class 6

FVS – MARKET SHARE

SPARTAN

TAM: $2.2 Billion

TAM: $1.2 Billion

WALK- IN VANS	TRUCK BODIES	CARGO VAN UPFITS

Walk-in Van Market Share



50%
50%
Utilimaster
Morgan Olson

Truck Body Market Share



4%
39%
40%
17%
Utilimaster
Morgan Corp
Supreme
Others

Van Up-fit Market Share



2%
8%
14%
7%
5%
64%
Utilimaster
MasterRack
Adrian Steel
Ranger Design
Weather Guard
Regional Upfitters

Utilimaster #3 in Van/Truck Body Market

Source: SpecialtyTransportation.net

FVS – VAN/TRUCK BODY & CARGO VAN UPFIT OUTLOOK

2020 / 2021 Total Addressable Market $3.4 Billion



Van/Truck Body Market Growth
150
130
110
90
70
50
Units (thousands)
114
121
125
132
138
139
CAGR 5%
$2,500
$2,000
$1,500
$1,000
Sales (millions)
2015
2016
2017
2018
2019
2020
Van/Truck Body Units
Van/Truck Body Sales

- FVS participates in the 3 largest product segments driven by fleet customers
  - Walk-in/style
  - Parcel Delivery
  - Dry Freight
- Supports growth strategy in Last Mile Delivery vehicles
- FVS 4Q17 Backlog up 198.9% to $267.7M compared to $89.5M at 4Q16
  - Includes $214M USPS order



Cargo Van Upfit Market Growth
500
400
300
200
100
Units (thousands)
355
390
424
446
466
478
CAGR 8%
$1,100
$900
$700
$500
Sales (millions)
2016
2017
2018
2019
2020
2021
Cargo Van Units
Cargo Van Upfit Sales

- FVS is well positioned to take advantage of the expanding cargo van segment
  - Ship-Thru programs in Saltillo, MX (Dodge Promaster) and Kansas City (Ford Transit)
- Growth driven by proven improvement efficiencies
  - Use of lighter weight material
  - Ergonomic equipment
  - Safety systems (rear view camera)
  - Quick turnaround time

Source: 2016-2017 SpecialtyTransportation.net Report

FVS SALES & ADJUSTED EBITDA



FVS ($M)
CAGR 13.8%
CAGR 34.9%
$210.5
$227.7
$278.4
$251.1
$11.0
$17.6
$31.2
$27.0
2014
2015
2016
2017
2018(*)
Sales
ADJ EBITDA

*Based on 2018 guidance

EMERGENCY RESPONSE (ER)

EMERGENCY RESPONSE (ER)

A top three fire truck and cab & chassis manufacturer with an emphasis on broad categorical coverage

Customers We Serve	Cabs & Chassis	Complete Apparatus
MARION, Darley, Toyne, Alexis, UYS, SVI, Toronto Fire Services, Detroit Fire Dept, Cuerpo de Bomberos Peru, China, Houston Fire Rescue, Vancouver Fire Department, City of Riverside Fire		

ER – MARKET SHARE

$1.2 Billion Total Addressable Market

Pumpers	Aerials	Fire Truck Cabs and Chassis

Pumper Market Share


13%
87%
Spartan/Smeal
Pierce, REV, Rosenbauer, Other

Aerial Market Share


25%
75%
Spartan/Smeal
Pierce, REV, Rosenbauer, Other

Chassis Market Share


20%
80%
Spartan/Smeal
Pierce, REV, Rosenbauer, Other

Source: FAMA shipped data and Management's estimates

ER – RECENT BUSINESS WINS

Recent Business Wins

- Las Vegas – 4 pumpers
- Charlotte, NC – 2 aerials, 3 pumpers
- York, PA – 1 aerial, 4 pumpers
- Philadelphia – 4 pumper follow-on order (11 in total)
- Vaughan, ONT – 5 pumpers
- Langley, BC – 5 pumpers

ER – MARKET OUTLOOK


AVERAGE FLEET AGE
4%
30%
19%
47%
1-4 yrs
5-9 yrs
10-15 yrs
16+yrs

- **66% of all fire trucks are ten years or older**
- Past five years averaging ~4,600 units per year


N.A. Fire Apparatus Industry Unit Sales
Pre-recession Average
Thousands
7
6
5
4
3
2
1
0
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
Average sales last five years ~ 4,600 units
Units Sold

Source: SpecialtyTransportation.net, RVIA, RAMA, BMO Research

ER – INNOVATION

Spartan Independent Front Suspension (IFS)

- Outperforms category leader
  - Product performance
  - Value equation

Spartan Advanced Protection System®

ADVANCED PROTECTION SYSTEM™

- Side curtain airbags
- Intelligent seat belts
- Side impact protection
- Outboard sensors

ER – INNOVATION CONTINUED

S-180 LINE OF PUMPERS

- Began as a program, the market quickly responded to SPAR's abbreviated order-to-deliver cycles and immediately recognized this was no ordinary stock truck
- Custom pumpers
  - Today in 11 models
- Order to delivery in less than half the time of any competitor
  - Industry average delivery – 330 days
  - Addressable market 30% - 40%
- Significant dealer interest – including newly acquired Smeal dealer network
- Well received – momentum building
  - Shipped 51 units in 2017



ER SALES & ADJUSTED EBITDA


ER ($M)
CAGR 11.1%
CAGR 70.2%
$190.0
$193.2
$183.0
$302.9
-$2.7
-$8.7
-$7.5
$3.2
Sales
ADJ EBITDA
2014
2015
2016
2017
2018*

*Based on 2018 guidance

SPECIALTY CHASSIS & VEHICLES (SCV)

SPECIALTY CHASSIS AND VEHICLES (SCV)

SPARTAN

The "Premier Foundation" (custom chassis) for Class A luxury diesel RVs, with a core competency in custom manufacturing and assembly for the light duty truck, specialty vehicle, and defense markets.

Customers We Serve	RV Chassis	Contract Manufacturing	Defense and Specialty
ENTEGRA COACH NEWMAR FORETRAVEL MOTORCOACH Glaval Bus ISUZU GM BAE SYSTEMS	 K2 390 K3 500 K2 450 K4 605 	 	 

RV CHASSIS – CLASS A DIESEL MARKET SHARE AND OUTLOOK

Spartan market share has seen positive growth of 30% since 2014


40%
35%
30%
25%
20%
15%
10%
5%
0%
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
2012
2013
2014
2015
2016
2017
SPAR
Class A Diesel > 400 HP
SPAR Share

Total Addressable Market
$620 Million
(Spartan makes chassis for Class A Diesel > 400 HP - 24% share)

Source: Statistical Surveys MarketScope, 1/2008 – 12/2017, U.S. Data and Management's estimates

MOTORHOME SEGMENT

- Favorable industry trends should support continued momentum, including:
  - Population and demographic trends
  - "Active/outdoor lifestyle" continues to grow
  - RV manufacturers are broadening offerings
  - 400HP diesel growing as % of diesel
- SCV increasing market share with Entegra, Newmar and Foretravel manufacturers
- Jayco – new for 2018
  - K1-360 chassis <400HP
  - $200M addressable market

SCV – CATEGORY LEADING INNOVATION


SUPERIOR RIDE & HANDLING
SAFETY & INNOVATION
EXTENDED FAMILY
QUALITY & DURABILITY
SERVICE & SUPPORT
THE
SPARTAN
EXPERIENCE

- Gen II Digital Dash
- Adjustable Adaptive Cruise Control
- Lane Keep Technology
- Lane Departure Warning
- Spartan Safe Haul™ Expansion
- Bluetooth Interface w/ Connected Care App

SCV SALES & ADJUSTED EBITDA


SCV ($M)
CAGR 11.9%
CAGR 15.7%
$112.4
$132.5
$134.8
$158.8
$8.9
$8.8
$8.3
$14.1
Sales
ADJ EBITDA
2014
2015
2016
2017
2018(*)

*Based on 2018 guidance

SPARTAN®

FINANCIAL REVIEW

FULL YEAR 2017 – CORPORATE OVERVIEW



Revenues ($M)
$550.4
$590.8
$707.1
2015
2016
2017



Net Income (Loss) ($M)
($17.0)
$8.6
$15.9
2015
2016
2017

- Sales for 2017 rose 19.7% to $707.1M from $590.8M
- 2017 net income improved $7.3M to $15.9M, or $0.46 per share, from $8.6M, or $0.25 per share
- Strongest profitable full year since 2009
- Significant progress in our multi-year turnaround effort – led by:
  - Operational improvements
  - Talent upgrades
- Gross profit margin grew 30 bps to 12.6%
- Adjusted EBITDA improved 37% to $31.3M from $22.9M

FULL YEAR 2017 – SEGMENT OVERVIEW


Revenue
(millions)
$550.4
$193.2
$132.5*
$227.7
$590.8
$183.0
$134.8*
$278.4
$707.1
$302.9
$158.8*
$251.1
2015
2016
2017
ER
SCV
FVS
*Includes Interco. Sales


Adjusted EBITDA
(millions)
$12.2*
$8.8
$17.6
$(8.7)
$22.9*
$8.3
$31.2
$(7.5)
$31.3*
$3.2
$14.1
$27.0
2015
2016
2017
ER
SCV
FVS
*Includes Corp. Overhead

- FVS posted a 9.8% decrease in revenue to $251.1M from $278.4M, reflecting a large upfit order which did not reoccur
- FVS Adjusted EBITDA decreased 13.7% to $27.0M, primarily due to the nonrecurring order

- ER revenues improved 65.5% to $302.9M, from $183M, reflecting increased product optimization following the Smeal integration
- ER Adjusted EBITDA improved to $3.2M from ($7.5M), reflecting increased sales, improved operational performance, and warranty cost reduction

- SCV revenues rose to $158.8M, due to increased motorhome shipments as a result of market share gains
- SCV Adjusted EBITDA grew 68.9% to $14.1M, due to increased sales and improved operational performance

OVERVIEW – 4Q17 VS. 4Q16


Revenue ($ M)
$133.7
$162.5
$148.7
$145.9
$167.1
$169.7
$189.2
$181.1
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17


Net Income ($ M) (EPS)
$0.5
$0.02
$4.4
$0.16
$2.7
$0.9
-$1.1
$1.1
$13.5
$2.4
$0.07
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17

- Revenue for 4Q17 up $35.2M, or 24.1%, to $181.1M from $145.9M
  - FVS down $2.3M – nonrecurring last mile delivery upfit order
  - ER up $28.6M – Smeal contributed $22.4 million
  - SCV up $8.2M – strength of motorhome sales

- Net Income for 4Q17 rose $1.5M, or 158.9%, to $2.4M from $0.9M
- EPS increased $0.04, or 133%, to $0.07 from $0.03
- Gross profit margin improved 130 bps to 13.6% of sales from 12.3% of sales
  - Reflects higher motor home volume, ER pricing and operational improvements across all business segments

OVERVIEW – 4Q17 VS. 4Q16



Adjusted EBITDA ($ M)
(Adj EBITDA as % of Sales)
$2.9
$8.2
$7.4
$4.3
$4.2
$4.9
$12.9
$9.3
2.1%
5.0%
5.0%
2.9%
2.5%
2.9%
6.8%
5.1%
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17



Adjusted Net Income ($ M)
(Adj EPS)
$0.5
$6.3
$3.4
$1.5
$1.3
$2.4
$7.4
$3.9
$0.19
$0.10
$0.04
$0.04
$0.07
$0.21
$0.11
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17

- Adjusted EBITDA rose $5.0M, or 118.3%, to $9.3M from $4.3M
- Adjusted EBITDA margin improved 220 basis points to 5.1% of sales compared to 2.9% of sales
  - Strong performances from all three business segments

- Adjusted net income up 156.4% to $3.9M from $1.5M
- Adjusted EPS of $0.11 versus $0.04 a year ago

See GAAP reconciliation in Appendix

FLEET VEHICLES & SERVICES – 4Q17



FVS Revenues ($ M)
$59.3
$73.8
$78.0
$67.3
$53.9
$53.5
$78.6
$65.0
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17



FVS Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$6.5
$7.1
$10.1
$7.7
$6.2
$6.2
$8.8
$5.8
10.9%
9.6%
13.0%
11.4%
11.6%
11.5%
11.2%
8.9%
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17

See GAAP reconciliation in Appendix

- Revenue down $2.3M to $65.0M from $67.3M
  - Reflects increased truck body and walk-in van sales offset by nonrecurring last mile delivery upfit order
- Adjusted EBITDA decreased $1.9M to $5.8M from $7.7M primarily due to product mix
- Adjusted EBITDA margin decreased 250 basis points to 8.9% of sales from 11.4%
  - Nonrecurring last mile delivery upfit order
  - Partially offset by cost reductions and improved labor and manufacturing productivity
- Backlog up 198.9% to $267.7M compared to $89.5M a year ago
  - Includes $214M USPS order

EMERGENCY RESPONSE – 4Q17



ER Revenues ($ M)
$41.1
$52.4
$42.1
$47.3
$80.2
$80.8
$65.9
$75.9
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17



ER Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
4.0
2.0
0.0
-2.0
-4.0
-7.5%
-$3.1
-0.5%
-$0.3
-2.8%
-$1.2
-6.4%
-$3.0
-1.6%
-$1.3
-0.8%
-$0.7
$2.5
3.8%
$2.7
3.5%
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17

See GAAP reconciliation in Appendix

- Revenue up 60.4% to $75.9M from $47.3M
  - Smeal contributed $22.4M of the increase
  - Increased product optimization from successful integration
- Adjusted EBITDA improved $5.7M to $2.7M compared to a loss of $3.0M
- Adjusted EBITDA margin improved 990 basis points to 3.5% of sales
  - Reflects improved pricing, product quality, warranty costs, material efficiencies, improved vehicle mix and increased labor and manufacturing productivity
  - Offset by increased health care costs
- Backlog up 67.0% to $233.6M compared to $139.9M a year ago
  - Includes $84.4M Smeal backlog
  - Excluding Smeal, backlog up 6.6%, or $9.3M, compared to a year ago

SPECIALTY CHASSIS & VEHICLES – 4Q17


SCV Revenues ($ M)
$33.3
$37.8
$30.8
$32.8
$33.0
$35.8
$49.0
$41.1
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17


SCV Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$1.6
$3.4
$1.3
$1.9
$1.5
$2.8
$5.1
$4.6
4.8%
9.0%
4.3%
5.7%
4.7%
7.7%
10.5%
11.2%
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17

- Revenue up $8.3M, or 25.0%, to $41.1M from $32.8M
  - Motorhome sales up $8.6M, or 34.6% to $33.3M from $24.7M
- SCV adjusted EBITDA increased $2.7M to $4.6M from $1.9M
- Adjusted EBITDA margin improved 550 basis points to 11.2% of sales from 5.7% of sales
  - Reflects increased sales volume and improved operational performance
- Backlog up 68.7% to $33.8M compared to $20.0M a year ago
  - Motorhome backlog up 77% compared to a year ago

See GAAP reconciliation in Appendix

BALANCE SHEET – 4Q17

Spartan Motors
Summary Balance Sheet
(Unaudited)
($000's)

	Dec 31, 2017	Dec 31, 2016
Assets		
Cash	$ 33,523	$ 32,041
Accts Receivable	83,147	65,441
Inventory	77,692	58,896
PP&E	55,177	53,116
Other Assets	51,625	33,800
Total Assets	**$ 301,164**	**$ 243,294**
Liabilities & Shareholders' Equity		
Accts Payable	$ 40,643	$ 31,336
Long-term Debt	17,925	74
Other Liabilities	74,327	58,932
Total Liabilities	**$ 132,895**	**$ 90,342**
Shareholders' Equity	168,269	152,952
Total Liabilities & Equity	**$ 301,164**	**$ 243,294**
Total Liquidity		
Cash	$ 33,523	$ 32,041
Net Borrowing Capacity	66,396	71,057
Total Liquidity	**$ 99,919**	**$ 103,098**

- Paid $5M on revolver Dec. 2017
  - Total of $15M paid in 2017
  - Current long-term debt $18M
- Total liquidity of $100M at 12/31/17 reflects:
  - $34M cash on hand
  - $66M of borrowing capacity
- Adequate liquidity/capacity to pursue opportunistic acquisitions

POSITIONED FOR SUSTAINABLE GROWTH

REVENUE



CAGR 12.2%
($ IN MILLIONS)
$506.8
$550.4
$590.8
$707.1
$802.5
2014
2015
2016
2017
2018*

ADJ. EBITDA



CAGR 41.5%
($ IN MILLIONS)
$10.1
$12.2
$22.9
$31.3
$40.5
2014
2015
2016
2017
2018*

FREE CASH FLOW



CAGR 36.3%
($ IN MILLIONS)
$2.9
$8.0
$9.9
$16.7
$10.0
2014
2015
2016
2017
2018*

RETURN ON INVESTED CAPITAL**



0.6%
-10.9%
5.6%
10.0%
11.5%
2014
2015
2016
2017
2018*

*Based on 2018 guidance

**Net operating profit after taxes / average invested capital balance

CASE FOR INVESTING IN "SPAR"

Our Goal

To become #1 or #2 in each market we serve

Leading purpose-built vehicle manufacturer

Well-positioned

New management team

Operational improvements

Improved product portfolio

Customer-centric focus

Financial strength

Strengthen and grow the core business

Financial Objectives

$1 Billion in Sales

~10% Adj. EBITDA Margins

Improved Cash Flows

Increase ROIC

Enhance shareholder returns

Accelerate the path forward

Shareholder Alignment

Management's long-term goals closely aligned with shareholders

Increase shareholder value

APPENDIX

RECONCILIATION OF NON - GAAP FINANCIAL MEASURES

This presentation contains adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted net income, adjusted earnings per share, forecasted adjusted EBITDA, and forecasted adjusted earnings per share, which are all non-GAAP financial measures. These non-GAAP measures are calculated by excluding items that we believe to be infrequent or not indicative of our continuing operating performance. For the periods covered by this release such items include expenses associated with restructuring actions taken to improve the efficiency and profitability of certain of our manufacturing operations, expenses related to product recall campaigns, non-cash charges related to the impairment of assets, expenses related to business acquisition activities, the impact of the step-up in inventory value associated with the recent business acquisition, and the impact of the business acquisition on the timing of chassis revenue recognition.

We present the non-GAAP measures adjusted EBITDA, adjusted net income and adjusted earnings per share because we consider them to be important supplemental measures of our performance. The presentation of adjusted EBITDA enables investors to better understand our operations by removing items that we believe are not representative of our continuing operations and may distort our longer term operating trends. The presentation of adjusted net income and adjusted earnings per share enables investors to better understand our operations by removing the impact of tax adjustments, including the impact that our deferred tax asset valuation allowance that we recorded in 2015 has had on our tax expense and net income in 2015 and subsequent periods, the impact of a tax deduction for the write-off of an investment in a subsidiary, the impact of the Tax Cuts and Jobs Act on tax expense recorded in 2017, and other items that we believe are not indicative of our longer term operating trends. We believe these measures to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our continuing operating performance. We believe that presenting these non-GAAP measures is useful to investors because it permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate our historical performance. We believe that the presentation of these non-GAAP measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provides investors with additional understanding of the factors and trends affecting our business than could be obtained in the absence of these disclosures.

Our management uses adjusted EBITDA to evaluate the performance of and allocate resources to our segments. In addition, non-GAAP measures are used by management to review and analyze our operating performance and, along with other data, as internal measures for setting annual budgets and forecasts, assessing financial performance, and comparing our financial performance with our peers. Adjusted EBITDA is also used, along with other financial and non-financial measures, for purposes of determining annual and long-term incentive compensation for our management team.

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

Spartan Motors, Inc	Three Months Ended December 31, 2017	% of sales	Three Months Ended December 31, 2016	% of sales	Twelve Months Ended December 31, 2017	% of sales	Twelve Months Ended December 31, 2016	% of sales	Twelve Months Ended December 31, 2015	% of sales
Net income	$ 2,438	1.3%	$ 942	0.4%	$ 15,935	2.3%	$ 8,610	1.5%	$ (16,972)	-3.1%
Add (subtract):										
Restructuring	53		224		1,252		1,095		2,855	
Intercompany chassis impact	-		-		2,073		-		-	
Asset impairment	-		-		-		406		2,234	
Acquisition inventory adjustment	-		-		109		-		-	
NHTSA settlement	-		-		-		-		2,269	
Recall expense	-		-		(368)		3,457		8,400	
JV expenses	-		1		-		7		508	
Acquisition related expenses	269		723		1,355		882		-	
Deferred tax asset adjustment	2,569		(282)		(3,260)		(2,932)		9,472	
Tax benefit of liquidation	(966)				(966)		-		-	
Tax effect of adjustments	(506)		(106)		(1,323)		(660)		(2,392)	
Adjusted net income	$ 3,836	2.1%	$ 1,309	1.0%	$ 14,887	2.1%	$ 11,065	1.9%	$ 6,514	1.2%
Net income	$ 2,438	1.3%	$ 942	0.4%	$ 15,935	2.3%	$ 8,610	1.5%	$ (16,972)	-3.1%
Add (subtract):										
Depreciation and amortization	2,600		2,161		9,937		7,903		7,457	
Taxes on income	3,651		111		90		100		4,880	
Interest expense	282		96		864		410		365	
EBITDA	$ 8,974	5.0%	$ 3,313	2.3%	$ 26,826	3.8%	$ 17,023	2.9%	$ (4,290)	-0.8%
Add (subtract):										
Restructuring	53		224		1,252		1,095		2,855	
Intercompany chassis impact	-		-		2,073		-		-	
Asset impairment	-		-		-		406		2,234	
Acquisition inventory adjustment	-		-		109		-		-	
NHTSA settlement	-		-		-		-		2,269	
Recall expense	-		-		(368)		3,457		8,400	
JV expenses	-		1		-		7		508	
Acquisition related expenses	269		723		1,355		882		-	
Adjusted EBITDA	$ 9,296	5.1%	$ 4,258	2.9%	$ 31,337	4.4%	$ 22,870	3.9%	$ 12,116	2.2%
Diluted net earnings per share	$ 0.07		$ 0.03		$ 0.46		$ 0.25		$ (0.50)	
Add (subtract):										
Restructuring	-		-		0.04		0.03		0.08	
Intercompany chassis impact	-		-		0.06		-		-	
Asset impairment	-		-		-		0.01		0.07	
Acquisition inventory adjustment	-		-		0.01		-		-	
NHTSA settlement									0.07	
Recall expense	-		-		(0.01)		0.10		0.25	
Acquisition related expenses	0.01		0.02		0.04		0.03		-	
JV expenses									0.02	
Deferred tax asset adjustment	0.07		(0.07)		(0.10)		(0.09)		0.28	
Tax benefit of liquidation	(0.03)		-		(0.03)		-		-	
Tax effect of adjustments	(0.01)		-		(0.04)		(0.01)		(0.07)	
Adjusted Diluted net earnings per share	$ 0.11		$ 0.06		$ 0.43		$ 0.32		$ 0.20	

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

Spartan Motors, Inc.	**2014**	**% of sales**
Net income	$ 1,029	0.2%
Add (subtract):		
Depreciation and amortization	8,378	
Taxes on income	(2,103)	
Interest expense	341	
EBITDA	7,645	1.5%
Add (subtract):		
Restructuring	2,157	
Asset impairments	-	
Product recall	-	
Acquisition related expenses	-	
NHTSA settlement	-	
Joint venture	289	
Adjusted EBITDA	10,091	2.0%

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,			
Spartan Motors, Inc	**2017**	**% of sales**	**2016**	**% of sales**
Net income	$ 13,470	7.1%	$ 2,744	1.8%
Add (subtract):				
Restructuring	232		304	
Intercompany chassis impact	108		-	
Asset impairment	-		406	
Recall expense	(368)		1,742	
Acquisition related expenses	354		-	
Deferred tax asset valuation allowance	(6,295)		(1,716)	
Tax effect of adjustments	(98)		(111)	
Adjusted net income	$ 7,403	3.9%	$ 3,369	2.3%
Net income	$ 13,470	7.1%	$ 2,744	1.8%
Add (subtract):				
Depreciation and amortization	2,645		2,178	
Taxes on income	(3,736)		(113)	
Interest expense	189		112	
EBITDA	$ 12,568	6.6%	$ 4,921	3.3%
Add (subtract):				
Restructuring	232		304	
Intercompany chassis impact	108		-	
Asset impairment	-		406	
Recall expense	(368)		1,742	
Acquisition related expenses	354		-	
Adjusted EBITDA	$ 12,894	6.8%	$ 7,373	5.0%
Diluted net earnings per share	$ 0.38		$ 0.08	
Add (subtract):				
Restructuring	0.01		0.01	
Intercompany chassis impact	-		-	
Asset impairment	-		0.01	
Recall expense	(0.01)		0.08	
Acquisition related expenses	0.01		-	
Deferred tax asset valuation allowance	(0.18)		(0.08)	
Adjusted Diluted net earnings per share	$ 0.21		$ 0.10	

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,			
Spartan Motors, Inc	**2017**	% of sales	**2016**	% of sales
Net income	$ 1,124	0.7%	$ 4,374	2.7%
Add (subtract):				
Restructuring	325		227	
Intercompany chassis impact	853		-	
Inventory step-up				
Recall expense	-		1,715	
Acquistion related expenses	60		-	
Deferred tax asset valuation allowance	-		-	
Tax effect of adjustments	-		-	
Adjusted net income	$ 2,362	1.4%	$ 6,316	3.9%
Net income	$ 1,124	0.7%	$ 4,374	2.7%
Add (subtract):				
Depreciation and amortization	2,365		1,778	
Taxes on income	92		9	
Interest expense	129		88	
EBITDA	$ 3,710	2.2%	$ 6,249	3.8%
Add (subtract):				
Restructuring	325		227	
Intercompany chassis impact	853		-	
Inventory step-up				
Recall expense	-		1,715	
Acquistion related expenses	60		-	
Adjusted EBITDA	$ 4,948	2.9%	$ 8,191	5.0%
Diluted net earnings per share	$ 0.03		$ 0.13	
Add (subtract):				
Restructuring	0.01		0.01	
Intercompany chassis impact	0.03		-	
Purchase accounting impact	-		0.05	
Acquistion related expenses	-		-	
Deferred tax asset valuation allowance	-		-	
Tax effect of adjustments	-		-	
Adjusted Diluted net earnings per share	$ 0.07		$ 0.19	

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,			
Spartan Motors, Inc	**2017**	**% of sales**	**2016**	**% of sales**
Net income (loss)	$ (1,098)	-0.7%	$ 543	0.4%
Add (subtract):				
Restructuring	642		339	
Intercompany chassis impact	1,112		-	
Purchase accounting impact	189		-	
Acquisition related expenses	672		-	
Deferred tax asset valuation allowance	466		(235)	
Tax effect of adjustments	(719)		(125)	
Adjusted net income	$ 1,264	0.8%	$ 522	0.4%
Net income (loss)	$ (1,098)	-0.7%	$ 543	0.4%
Add (subtract):				
Depreciation and amortization	2,325		1,786	
Taxes on income	83		93	
Interest expense	264		114	
EBITDA	$ 1,574	0.9%	$ 2,536	1.9%
Add (subtract):				
Restructuring	642		339	
Intercompany chassis impact	1,112		-	
Purchase accounting impact	189		-	
Acquisition related expenses	672		-	
Adjusted EBITDA	$ 4,189	2.5%	$ 2,875	2.1%
Diluted net earnings (loss) per share	$ (0.03)		$ 0.02	
Add (subtract):				
Restructuring	0.02		0.01	
Intercompany chassis impact	0.03		-	
Purchase accounting impact	0.01		-	
Acquisition related expenses	0.02		-	
Deferred tax asset valuation allowance	0.01		(0.01)	
Tax effect of adjustments	(0.02)		(0.00)	
Adjusted Diluted net earnings per share	$ 0.04		$ 0.02	

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Fleet Vehicles and Services Segment
(In thousands, unaudited)

	Three Months Ended December 31,				Twelve Months Ended December 31,			
	2017	% of sales	2016	% of sales	2017	% of sales	2016	% of sales
Net income attributable to Fleet Vehicles and Services	$ 4,933	7.5%	$ 6,823	10.1%	$ 22,797	9.1%	$ 27,890	10.0%
Add (subtract):								
Depreciation and amortization	743		806		3,361		3,185	
Interest expense	80		53		156		162	
Earnings before interest, taxes, depreciation and amortization	$ 5,756	8.9%	$ 7,682	11.4%	$ 26,314	10.5%	$ 31,237	11.2%
Earnings before interest, taxes, depreciation and amortization	$ 5,756	8.9%	$ 7,682	11.4%	$ 26,314	10.5%	$ 31,237	11.2%
Restructuring charges	-		-		644		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$ 5,756	8.9%	$ 7,682	11.4%	$ 26,958	10.7%	$ 31,237	11.2%

Emergency Response Vehicles Segment
(In thousands, unaudited)

	Three Months Ended December 31,				Twelve Months Ended December 31,			
	2017	% of sales	2016	% of sales	2017	% of sales	2016	% of sales
Net income (loss) attributable to Emergency Response	$ 2,004	2.6%	$ (3,748)	-7.9%	$ (1,499)	-0.5%	$ (13,720)	-7.5%
Add (subtract):								
Depreciation and amortization	631		507		2,342		1,143	
Taxes on income	-		-		-		70	
Earnings (loss) before interest, taxes, depreciation and amortization	$ 2,635	3.5%	$ (3,241)	-6.8%	$ 843	0.3%	$ (12,507)	-6.8%
Earnings (loss) before interest, taxes, depreciation and amortization	$ 2,635	3.5%	$ (3,241)	-6.8%	$ 843	0.3%	$ (12,507)	-6.8%
Restructuring charges	44		224		454		1,095	
Intercompany chassis impact	-		-		2,073		-	
Asset impairment	-		-		-		406	
Acquisition inventory adjustment	-		-		189		-	
Recall expense	-		-		(358)		3,457	
JV expenses	-		1		-		7	
Adjusted earnings (loss) before interest, taxes, depreciation and amortization	$ 2,679	3.5%	$ (3,016)	-6.4%	$ 3,191	1.1%	$ (7,542)	-4.1%

Specialty Chassis and Vehicles Segment
(In thousands, unaudited)

	Three Months Ended December 31,				Twelve Months Ended December 31,			
	2017	% of sales	2016	% of sales	2017	% of sales	2016	% of sales
Net income attributable to Specialty Chassis and Vehicles	$ 4,232	10.3%	$ 1,659	5.1%	$ 12,642	8.0%	$ 7,545	5.6%
Add (subtract):								
Depreciation and amortization	373		219		1,314		789	
Earnings before interest, taxes, depreciation and amortization	$ 4,605	11.2%	$ 1,878	5.7%	$ 13,956	8.8%	$ 8,334	6.2%
Earnings before interest, taxes, depreciation and amortization	$ 4,605		$ 1,878	5.7%	$ 13,956		$ 8,334	6.2%
Restructuring charges	7		-		102		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$ 4,612	11.2%	$ 1,878	5.7%	$ 14,058	8.9%	$ 8,334	6.2%

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Fleet Vehicles and Services Segment
(In thousands, unaudited)

	Three Months Ended September 30,			
	2017	% of sales	2016	% of sales
Net income attributable to Fleet Vehicles and Services	$ 7,671	9.8%	$ 9,262	11.9%
Add (subtract):				
Depreciation and amortization	855		813	
Interest expense	27		43	
Earnings before interest, taxes, depreciation and amortization	$ 8,553	10.9%	$ 10,118	13.0%
Earnings before interest, taxes, depreciation and amortization	$ 8,553	10.9%	$ 10,118	13.0%
Restructuring charges	232		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$ 8,785	11.2%	$ 10,118	13.0%

Emergency Response Vehicles Segment
(In thousands, unaudited)

	Three Months Ended September 30,			
	2017	% of sales	2016	% of sales
Net income (loss) attributable to Emergency Response	$ 2,186	3.3%	$ (3,835)	-9.1%
Add (subtract):				
Depreciation and amortization	575		217	
Taxes on income	-		-	
Earnings (loss) before interest, taxes, depreciation and amortization	$ 2,761	4.2%	$ (3,618)	-8.6%
Earnings (loss) before interest, taxes, depreciation and amortization	$ 2,761	4.2%	$ (3,618)	-8.6%
Restructuring charges	-		304	
Intercompany chassis impact	108		-	
Recall expense	(368)		1,742	
Asset impairment	-		406	
Adjusted earnings (loss) before interest, taxes, depreciation and amortization	$ 2,501	3.8%	$ (1,166)	-2.8%

Specialty Chassis and Vehicles Segment
(In thousands, unaudited)

	Three Months Ended September 30,			
	2017	% of sales	2016	% of sales
Net income attributable to Specialty Chassis and Vehicles	$ 4,781	9.8%	$ 1,144	3.7%
Add (subtract):				
Depreciation and amortization	368		186	
Earnings before interest, taxes, depreciation and amortization	$ 5,149	10.5%	$ 1,330	4.3%
Earnings before interest, taxes, depreciation and amortization	$ 5,149	10.5%	$ 1,330	4.3%
Restructuring charges	-		-	
Adjusted earnings before interest, taxes, depreciation and amortization	$ 5,149	10.5%	$ 1,330	4.3%

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Fleet Vehicles and Services Segment
(In thousands, unaudited)

	Three Months Ended June 30,					
		2017	% of sales		2016	% of sales
Net income attributable to Fleet Vehicles and Services	$	4,968	9.3%	$	6,260	8.5%
Add (subtract):						
Depreciation and amortization		887			841	
Interest expense		12			21	
Earnings before interest, taxes, depreciation and amortization	$	5,867	11.0%	$	7,122	9.6%
Earnings before interest, taxes, depreciation and amortization	$	5,867	11.0%	$	7,122	9.6%
Restructuring charges		307			-	
Adjusted earnings before interest, taxes, depreciation and amortization	$	6,174	11.5%	$	7,122	9.6%

Emergency Response Vehicles Segment
(In thousands, unaudited)

	Three Months Ended June 30,					
		2017	% of sales		2016	% of sales
Net (loss) attributable to Emergency Response	$	(2,100)	-2.6%	$	(2,475)	-4.7%
Add (subtract):						
Depreciation and amortization		384			210	
Taxes on income		-			70	
Earnings before interest, taxes, depreciation and amortization	$	(1,516)	-1.9%	$	(2,195)	-4.2%
Earnings before interest, taxes, depreciation and amortization	$	(1,516)	-1.9%	$	(2,195)	-4.2%
Restructuring charges		10			227	
Intercompany chassis impact		854			-	
Recall expense					1,715	
Adjusted earnings before interest, taxes, depreciation and amortization	$	(652)	-0.8%	$	(253)	-0.5%

Specialty Chassis and Vehicles Segment
(In thousands, unaudited)

	Three Months Ended June 30,					
		2017	% of sales		2016	% of sales
Net income attributable to Specialty Chassis and Vehicles	$	2,502	7.0%	$	3,260	8.6%
Add (subtract):						
Depreciation and amortization		263			123	
Earnings before interest, taxes, depreciation and amortization	$	2,765	7.7%	$	3,383	9.0%
Earnings before interest, taxes, depreciation and amortization	$	2,765	7.7%	$	3,383	9.0%
Restructuring charges		-			-	
Adjusted earnings before interest, taxes, depreciation and amortization	$	2,765	7.7%	$	3,383	9.0%

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Fleet Vehicles and Services Segment
(In thousands, unaudited)

	Three Months Ended March 31,					
		2017	% of sales		2016	% of sales
Net income (loss) attributable to Fleet Vehicles and Services	$	5,225	9.7%	$	5,544	9.4%
Add (subtract):						
Depreciation and amortization		876			873	
Taxes on income		-			-	
Interest expense		38			45	
Earnings before interest, taxes, depreciation and amortization	$	6,139	11.4%	$	6,462	10.9%
Earnings before interest, taxes, depreciation and amortization	$	6,139	11.4%	$	6,462	10.9%
Restructuring		105			-	
Adjusted earnings before interest, taxes, depreciation and amortization	$	6,244	11.6%	$	6,462	10.9%

Emergency Response Vehicles Segment
(In thousands, unaudited)

	Three Months Ended March 31,					
		2017	% of sales		2016	% of sales
Net income (loss) attributable to Emergency Response	$	(3,589)	-4.5%	$	(3,664)	-8.9%
Add (subtract):						
Depreciation and amortization		552			206	
Taxes on income		-			-	
Interest expense		-			-	
Earnings before interest, taxes, depreciation and amortization	$	(3,037)	-3.8%	$	(3,458)	-8.4%
Earnings before interest, taxes, depreciation and amortization	$	(3,037)	-3.8%	$	(3,458)	-8.4%
Restructuring		399			339	
Intercompany chassis impact		1,112			-	
Purchase accounting impact		189			-	
Adjusted earnings before interest, taxes, depreciation and amortization	$	(1,337)	-1.7%	$	(3,119)	-7.6%

Specialty Chassis and Vehicles Segment
(In thousands, unaudited)

	Three Months Ended March 31,					
		2017	% of sales		2016	% of sales
Net income (loss) attributable to Specialty Chassis and Vehicles	$	1,127	3.4%	$	1,480	4.4%
Add (subtract):						
Depreciation and amortization		310			115	
Taxes on income		-			-	
Interest expense		-			-	
Earnings before interest, taxes, depreciation and amortization	$	1,437	4.4%	$	1,595	4.8%
Earnings before interest, taxes, depreciation and amortization	$	1,437	4.4%	$	1,595	4.8%
Restructuring		96			-	
Adjusted earnings before interest, taxes, depreciation and amortization	$	1,533	4.7%	$	1,595	4.8%

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

SPARTAN

Financial Summary (Non-GAAP)
(In thousands)
(Unaudited)

	2014	2015	2016	2017	2018 Fcst
Operating income (loss)	$ (1,151)	$ (12,479)	$ 8,625	$ 16,171	$ 28,078
Less Taxes	2,103	(4,880)	(100)	(90)	(7,720)
Net operating profit after taxes	$ 952	$ (17,359)	$ 8,525	$ 16,081	$ 20,358
Spartan Motors Inc. shareholders' equity					
Beginning balance	$ 171,549	$ 168,760	$ 149,141	$ 153,609	$ 168,927
Ending balance	168,760	149,141	153,609	168,927	186,070
Average	$ 170,155	$ 158,951	$ 151,375	$ 161,268	$ 177,499
Return on Invested Capital	0.6%	-10.9%	5.6%	10.0%	11.5%

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands)
(Unaudited)

	2018 Fcst	2017	2016	2015	2014
Operating Activities					
Net earnings (loss)	$ 19,900	$ 15,934	$ 8,603	$ (17,480)	$ 1,029
Depreciation & amortization	11,600	9,937	7,903	7,437	8,378
Accruals for warranty	10,000	9,100	12,989	15,388	6,533
Asset impairments	-	-	406	2,234	-
Other non-cash charges	4,000	(451)	(1,143)	6,321	(90)
Change in working capital	(23,000)	(12,504)	(5,430)	(1,044)	(9,444)
Net cash provided by operating activities (A)	22,500	22,016	23,328	12,856	6,406
Capital expenditures (B)	(12,500)	(5,340)	(13,410)	(4,895)	(3,463)
Payments on long-term debt	-	(15,070)	(5,058)	(75)	(80)
Purchase and retirement of common stock	-	-	(2,000)	-	(2,000)
Dividends	(3,600)	(3,508)	(3,444)	(3,426)	(3,427)
Acquisition of business, net of cash	-	(28,903)	-	-	-
Proceeds from long-term debt	-	32,919	10	-	-
Other	-	(632)	(86)	(329)	427
Net increase (decrease) in cash and cash equivalents	$ 6,400	$ 1,482	$ (660)	$ 4,131	$ (2,137)
Free cash flow (A-B)	$ 10,000	$ 16,676	$ 9,918	$ 7,961	$ 2,943

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	Forecast Year Ending December 31, 2018		
	Low	Mid	High
Net income	$ 18,842	$ 19,903	$ 20,963
Add:			
Depreciation and amortization	11,672	11,672	11,672
Interest expense	427	455	483
Taxes	7,309	7,720	8,132
EBITDA	$ 38,250	$ 39,750	$ 41,250
Add (subtract):			
Restructuring charges	750	750	750
Adjusted EBITDA	$ 39,000	$ 40,500	$ 42,000
Earnings per share	$ 0.54	$ 0.57	$ 0.60
Add:			
Restructuring charges	0.02	0.02	0.02
Less tax effect of adjustments	-	-	-
Adjusted earnings per share	$ 0.56	$ 0.59	$ 0.62

THANK YOU

FOR MORE INFORMATION:

SPARTAN MOTORS, INC.
JURIS PAGRABS
GROUP TREASURER & DIRECTOR OF INVESTOR RELATIONS
517.997.3842

SPARTAN

SPARTANMOTORS.COM

